Exhibit 10.1

JPMORGAN CHASE BANK, N.A.

December 30, 2016

EXCO Resources, Inc.

12377 Merit Drive

Suite 1700

Dallas, Texas 75251

Attention:    Chief Financial Officer

Re:    Limited Consent

Ladies and Gentleman:

Reference is hereby made to that certain (i) Amended and Restated Credit Agreement, dated as of July 31, 2013, among EXCO Resources, Inc., a Texas corporation, as the Borrower, certain Subsidiaries of the Borrower, as Guarantors, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) letter agreement dated as of September 1, 2016 by and among Borrower, certain Subsidiaries of the Borrower, the Lenders (or at least the requisite percentage thereof) and the Administrative Agent (the “Fall 2016 Limited Consent”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. References herein to any Section shall be to a Section of the Credit Agreement unless otherwise specifically provided.

Pursuant to Sections 3.02, 3.03, and 3.04, the next Scheduled Redetermination of the Borrowing Base was scheduled to occur on or about September 1, 2016 and pursuant to the Fall 2016 Limited Consent, such Scheduled Redetermination of the Borrowing Base was postponed until on or about November 1, 2016. The Borrower has requested that the Scheduled Redetermination to occur on or about November 1, 2016 be postponed until February 1, 2017. Subject to the terms and conditions described herein, the Administrative Agent and the Lenders (or at least the required percentage thereof) are willing to postpone the Scheduled Redetermination to occur on or about November 1, 2016 until on or about February 1, 2017 (the “Postponed Redetermination”).

Accordingly, subject to the terms and conditions set forth below, and in reliance on the representations, warranties, acknowledgments and agreements contained herein, the Administrative Agent and the Lenders (or at least the required percentage thereof) hereby consent and agree to the Postponed Redetermination; provided that, from and after the date hereof and until the date such Postponed Redetermination becomes effective, (i) the Borrower shall not request that (A) the Lenders make any Loans and/or (B) the Issuing Bank issue, amend, renew or extend any Letter of Credit, if at the time of and immediately after giving effect to such Borrowing or issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Aggregate Revolving Credit Exposure would exceed $285,000,000, (ii) Borrower and the

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent – Page 1

other Credit Parties agree that any request made in violation of clause (i) above shall be null and void and Lenders shall not be obligated to make any Loans and the Issuing Bank shall not be obligated to issue, amend, renew or extend any Letter of Credit pursuant to any such request and (iii) solely for purposes of calculating compliance with the pro forma liquidity conditions in Sections 7.06 and 7.10, Revolving Commitments shall be deemed to be $285,000,000; provided further, that notwithstanding the foregoing, the Borrower shall be permitted to use the Aggregate Unused Commitments for purposes of calculating the Consolidated Current Ratio for each of the fiscal quarters ending on September 30, 2016 and December 31, 2016.

As consideration for the agreements set forth herein, the Borrower hereby agrees to pay to JPMorgan Chase Bank, N.A. for the account of each Lender that executes this limited consent before 2:00 p.m. (Dallas, Texas time) on December 29, 2016 (each such Lender a “Consenting Lender”), a consent fee in an amount equal to the sum of 10 basis points of each Consenting Lender’s Commitment, which consent fee shall be due and payable on the effective date of this limited consent and shall be allocated to the Consenting Lenders based on their Applicable Percentage on the date hereof.

The entire amount of the fees payable hereunder will be fully earned upon becoming due and payable in accordance with the terms hereof. All fees payable hereunder shall be paid in immediately available funds and shall be in addition to reimbursement of our out-of-pocket expenses and any other fees specified in the Credit Agreement and the other Loan Documents. The Borrower agrees that, once paid, the fees or any part thereof payable hereunder shall not be refundable under any circumstances. The Borrower agrees that JPMorgan Chase Bank, N.A. may share the fees payable hereunder with the other Lenders as set forth above.

By its signature below, each Credit Party agrees that, except as expressly set forth above, nothing herein shall be construed as (a) a consent or agreement to, a waiver or continuing waiver of or a modification of any of the provisions of the Credit Agreement or any other Loan Documents, including Sections 3.02, 3.03 or 3.04, or (b) a waiver of any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document. The consent set forth herein is expressly limited as follows: (x) such consent is limited solely to the postponement of the Scheduled Redetermination, and (y) such consent is a limited one-time consent, and nothing contained herein shall obligate the Lenders to grant any additional or future consent, or to grant (i) any waiver of Sections 3.02, 3.03 or 3.04 or any other provision of the Credit Agreement or any other Loan Document or (ii) any waiver of any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document.

By its signature below, each Credit Party hereby (a) acknowledges and agrees that the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect; (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Loan Document to which it is a party; (c) ratifies and reaffirms all of the Liens securing the payment and performance of the Obligations; (d) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (i) all of the representations and warranties

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent – Page 2

contained in the Credit Agreement and each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing and (e) acknowledges and agrees that this letter agreement shall constitute a Loan Document for all purposes and in all respects.

This limited consent shall become effective as of the date first written above when and only when the Administrative Agent shall have received duly executed counterparts of this limited consent signed by each Credit Party and the Lenders (or at least the required percentage thereof).

This limited consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. This limited consent may be executed in counterparts with each counterpart constituting an original and all of the counterparts, once executed, constituting but one original. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of an original executed counterpart.

[Signature Pages Follow]

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent – Page 3

If the foregoing is acceptable to you, please execute a copy of this limited consent in the spaces provided below to evidence your acceptance and approval of the foregoing and return a fully-executed counterpart of this limited consent to the attention of the undersigned.

Very truly yours,

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

JP MORGAN CHASE BANK, N.A., as Sole Bookrunner and Co-Lead Arranger

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

BANK OF AMERICA, N.A.
as a Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bryan McDavid
Name: Bryan McDavid
Title: Director

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

By:	/s/ Julia Bykhovskaia
Name: Julia Bykhovskaia
Title: Authorized Signatory

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

NATIXIS, NEW YORK BRANCH
as a Lender

By:	/s/ Brice Le Foyer
Name: Brice Le Foyer
Title: Director

By:	/s/ Vikram Nath
Name: Vikram Nath
Title: Vice President

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Shital Bhatt
Name: Shital Bhatt
Title: Authorized Signatory

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Laurel Varney
Name: Laurel Varney
Title: Vice President

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

CIT FINANCE LLC, as a Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

By:	/s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

ACCEPTED AND AGREED TO:

BORROWER:
EXCO RESOURCES, INC.

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, acting Chief Financial Officer and Treasurer

GUARANTORS:

EXCO HOLDING (PA), INC.

EXCO PRODUCTION COMPANY (PA), LLC

EXCO PRODUCTION COMPANY (WV), LLC

EXCO RESOURCES (XA), LLC

EXCO SERVICES, INC.

EXCO MIDCONTINENT MLP, LLC

EXCO PARTNERS GP, LLC

EXCO PARTNERS OLP GP, LLC

EXCO HOLDING MLP, INC.

EXCO LAND COMPANY, LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, acting Chief Financial Officer and Treasurer

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, acting Chief Financial Officer and Treasurer

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC,
its general partner

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, acting Chief Financial Officer and Treasurer

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page

RAIDER MARKETING, LP

By:	Raider Marketing GP, LLC,
its general partner

By:	/s/ Steven L. Estes
Name:	Steven L. Estes
Title:	President

RAIDER MARKETING GP, LLC

By:	/s/ Steven L. Estes
Name:	Steven L. Estes
Title:	President

JPMorgan Chase Bank, N.A. – EXCO – Limited Consent

Signature Page